Exhibit 99.2

May 9, 2017 Financial & Operating Results First Quarter 2017

Statements made in this presentation regarding American Public Education, Inc . , or its subsidiaries, that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education, Inc . and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would . ” These forward - looking statements include, without limitation, statements regarding expected growth, expected registration and enrollments, expected revenues, and expected earnings . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , Quarterly Report on Form 10 - Q for the period ended March 31 , 2017 and other filings with the SEC . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2 Advancing the Learning Experience | Exploring New Opportunities SAFE HARBOR STATEMENT American Public Education, Inc.

RECENT RESULTS AND HIGHLIGHTS Student Persistence Rates Continued to Improve Y/Y • APUS continued to focus on improving student persistence and stabilizing enrollment. • The first course pass and completion rate, a measure of student persistence, for APUS undergraduate students using Federal Student Aid increased by 19% for the three months ended February 28, 2017, compared to the same period last year. • Although net course registrations by new students at APUS decreased 16% y/y, net course registrations by returning students declined 8% for the three months ended March 31, 2017. • HCN new student enrollment increased 22% y/y and total student enrollment decreased 8% for the three months ending March 31, 2017 (Winter 2017). For the three months ended March 31, 2017 APUS Net Course Registrations by Primary Funding Source Other 14% FSA/Title IV 27% Military/TA 37% VA 22% 3 Advancing the Learning Experience | Exploring New Opportunities FSA   -16.2% TA   -7.9% VA   -7.0% OTHER   -2.1% Total:   -9.4% 1Q2017 Change (y/y) APUS Net Course Registrations by Primary Funding Source

4 Advancing the Learning Experience | Exploring New Opportunities APUS 2017 ENROLLMENT STABILIZATION Reengineer Processes & Emphasize Program Development O NGOING AND P LANNED I NITIATIVES F UNCTION /G ROUP New lead scoring and predictive modeling Marketing Personalization and enhanced targeting Marketing Improve student engagement during first interactions Enrollment Management Re - engineer/streamline onboarding processes Enrollment Management New certificate and/or degree programs Program Development Build Momentum TM (recently launched competency - based programs) Program Development Expand corporate and strategic outreach Strategic Relationships Near - term and Long - term Enrollment Stabilization; A Top Priority Throughout Our Enterprise

FINANCIAL RESULTS SUMMARY First Quarter 2017 Advancing the Learning Experience | Exploring New Opportunities 5 • Consolidated revenue decreased 9.9% to $75.7 million, compared to $84.0 million in the same period of 2016. • Costs and Expenses: • Instructional costs and services expenses increased as a percentage of revenue to 38.3%, compared to 35.4% in the prior year period. • Selling and promotional expenses increased as a percentage of revenue to 20.4%, compared to 19.6% in the prior year period. • General and administrative expenses increased as a percentage of revenue to 23.4%, compared to 19.9% in the prior year period. • Bad debt expense decreased to $1.4 million, or 1.9% of revenue, compared to $2.1 million, or 2.5% of revenue in the prior year period. • Net income decreased to $4.5 million, or $ 0.28 per diluted share, compared to $10.3 million, or $ 0.64 per diluted share, in the prior year period. • Cash and cash equivalents increased to $147.8 million, compared to $120.0 million as of March 31, 2016.

FINANCIAL/OPERATIONAL OUTLOOK Second Quarter 2017 Advancing the Learning Experience | Exploring New Opportunities 6 The following statements are based on current expectations. These statements are forward - looking and actual results may differ materially. Approximate Change (y/y) APUS Net course registrations 1 by new students - 11% to - 7% APUS Net course registrations 1 - 9% to - 6% HCN New student enrollment 2 Approx. +31% HCN Total student enrollment 2 Approx. - 3% Total consolidated revenue - 10% to - 7% Total net income per diluted share $0.19 to $0.24 Second Quarter 2017 1 APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty . 2 HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty .

First Quarter 2017 Financial Results Conference Call May 9, 2017